UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 22, 2019

PreCheck Health Services, Inc.
(Exact name of registrant as specified in Charter)

Florida	001-37807	47-3170676
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

305 W. Woodard Street, Suite 221, Denison TX 75020

(Address of Principal Executive Offices)

(903) 337-1872

(Registrant’s Telephone number)

Copies to:

Asher S. Levitsky PC

Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas, Suite 1100

New York, New York 10105

Phone: (646) 895-7152

Fax: (646) 895-7238

E-mail: alevitsky@egsllp.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by a check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Securities registered pursuant to Section 12(b) of the Act: None

Item 1.01 Entry into a Material Definitive Agreement

On August 22, 2019, PreCheck Health Services, Inc. (the “Company”) entered into a stock purchase agreement (the “Agreement”) with Dr. Albert Maarek, Irina Maarek, Rudy Maarek and Richard Clement (collectively, the “Sellers”), pursuant to which the Company agreed to purchase from the Sellers all of the issued and outstanding capital stock of LD Technology, LLC, a Florida limited liability company, and Medical Screening, Inc., a Delaware corporation (the “Transaction”).

The purchase price for the Transaction consists of (a) two payments to be made by the Company to the Sellers, in the aggregate amount of $12,000,000, with a payment of $5,000,000 being made on the initial closing date and a payment of $7,000,000 within 12 months thereafter (the “Deferred Closing Date”) and (b) the issuance to the Sellers on the Deferred Closing Date of common stock valued on such date equal to $3,000,000, for a total purchase price of $15,000,000.

The Transaction is subject to customary closing conditions, including payment of the purchase price, the delivery of audited financial statements of LD Technology, LLC and Medical Screening, Inc. for the years ended December 31, 2018 and 2017 and unaudited financial statements for the six months ended June 30, 2019 and 2018, and the satisfactory completion of the Company’s due diligence of the target companies.

LD Technology, LLC manufactures various medical devices, including the PreCheck “PC8B” device that the Company is currently deploying and holds FDA clearances on such technologies. Medical Screening, Inc. hold the patents on such technologies and has several applications not yet granted.

The foregoing summary of the Agreement and transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On August 26, 2019, the Company issued a press release announcing the Transaction. The press release is filed as Exhibit 99.2.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

2.1	Stock Purchase Agreement, among the Company, Dr. Albert Maarek, Irina Maarek, Rudy Maarek and Richard Clement, dated August 22, 2019
99.1	Press release, dated August 26, 2019

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PreCheck Health Services, Inc.

Date: August 26, 2019	By:	/s/ Lawrence Biggs
Lawrence Biggs
Chief Executive Officer

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